UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 18, 2016

F.N.B. Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-31940	25-1255406
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12 Federal Street, One North Shore Center, Pittsburgh, Pennsylvania		15212
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	800-555-5455

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Arthur J. Rooney, II declined to be considered for re-nomination as a member of the F.N.B. Corporation (the Corporation) Board of Directors at its Annual Meeting of Shareholders (Annual Meeting) held on May 18, 2016. Mr. Rooney’s decision not to be re-nominated is not due to any disagreements with the Corporation on any of its operations, policies and practices or otherwise. Additionally, Earl K. Wahl, Jr. retired from the Corporation’s Board of Directors effective May 18, 2016, in accordance with the Corporation’s Board retirement policy.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the Corporation’s Annual Meeting, shareholders voted on the matters set forth below.

Proposal 1 — Election of Directors

The Corporation’s fifteen director nominees proposed by the Board of Directors were elected to serve until the 2017 Annual Meeting by the following vote of common shareholders:

				Broker
Director Nominee	For	Against	Abstain	Non-Votes
William B. Campbell	157,981,342	1,371,966	314,729	24,316,321
James D. Chiafullo	158,027,795	1,243,445	396,797	24,316,321
Vincent J. Delie, Jr.	158,012,106	1,280,136	375,795	24,316,321
Laura E. Ellsworth	158,039,002	1,235,032	394,003	24,316,321
Stephen J. Gurgovits	157,710,880	1,569,396	387,761	24,316,321
Robert A. Hormell	158,103,477	1,090,487	474,073	24,316,321
David J. Malone	157,602,325	1,695,092	370,620	24,316,321
D. Stephen Martz	158,215,860	1,101,677	350,500	24,316,321
Robert J. McCarthy, Jr.	157,880,268	1,412,450	375,319	24,316,321
Frank C. Mencini	157,813,595	1,392,436	462,006	24,316,321
David L. Motley	158,049,913	1,226,784	391,340	24,316,321
Gary L. Nalbandian	157,466,558	1,698,124	503,355	24,316,321
Heidi A. Nicholas	157,990,524	1,233,655	443,858	24,316,321
John S. Stanik	158,228,514	1,097,109	342,414	24,316,321
William J. Strimbu	157,975,103	1,331,195	361,739	24,316,321

Proposal 2 – Adoption of Advisory Resolution on Executive Compensation

The advisory (non-binding) resolution to approve the 2015 compensation of the Corporation’s named executive officers was approved by a vote of the common shareholders of 154,051,111 shares voted for, 4,454,692 shares voted against and 1,162,234 abstentions. There were 24,316,321 broker non-votes for this proposal.

Proposal 3 – Ratification of Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm

The ratification of appointment of Ernst & Young LLP as the Corporation’s independent registered public accounting firm for 2016 was approved by a vote of the common shareholders of 181,989,386 shares voted for, 1,531,856 shares voted against and 463,116 abstentions. There were no broker non-votes for this proposal.

Proposal 4 – Approval of the Reincorporation of F.N.B. Corporation from the State of Florida to the Commonwealth of Pennsylvania

The proposal to approve the reincorporation of the Corporation from the State of Florida to the Commonwealth of Pennsylvania was approved by a vote of the common shareholders of 118,517,086 shares voted for, 40,507,917 shares voted against and 643,034 abstentions. There were 24,316,321 broker non-votes for this proposal.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. Corporation

May 19, 2016	By:	Vincent J. Calabrese, Jr.

Name: Vincent J. Calabrese, Jr.
Title: Chief Financial Officer